Other assets (Tables)	12 Months Ended
Dec. 31, 2023
Other assets
Schedule of other assets

	As of December 31,
	2022	2023
Current
Deposits	1,928	1,293
Prepayments	2,917	1,009
Loans and interest receivable, net (Notes 2(j), 10(i))	726	1,672
Bank interest receivable	37	21
VAT recoverable	1,411	1,473
Others	1,028	1,287
	8,047	6,755
Non-current
Rental deposits	522	450
Loans receivable, net (Notes 2(j), 10(i))	6,073	—
Prepayment	1,034	—
	7,629	450

Note:

(i)

The loans were granted to an equity investee of the Company at an interest rate of 6% per annum. The loans and related interest receivable was secured by certain liquid assets of the equity investee. As of December 31, 2022, the net loans and related interest receivable was expected to be recovered beyond one year from the end of the reporting period. As of December 31, 2023, the net loans and related interest receivable was expected to be recovered within one year from the end of the reporting period.